                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               WASHINGTON, D.C.  20549



                                       FORM 8-K

                                    CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      August 19, 1997
                                                  ------------------------------

                                  VARLEN CORPORATION
                                  ------------------
                (Exact name of registrant as specified in its charter)



           Delaware                       0-5374                 13-2651100
 ----------------------------    ------------------------    ------------------
 (State or other Jurisdiction    (Commission File Number)     (I.R.S. employee
       of Incorporation)                                     Identification No.)




                                 55 Shuman Boulevard
                                    P.O. Box 3089
                           Naperville, Illinois  60566-7089
                       (Address of principal executive offices)
                       ----------------------------------------


Registrant's telephone number, including area code:  (630) 420-0400


                                    Page 1 of 13
                                             ----
                           Exhibit Index appears on Page 4


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 5.   OTHER EVENTS

          On August 19, 1997 the Registrant issued a press release with respect to its second quarter earnings and on August 19, 1997 the Registrant issued a press release with respect to the redemption of its 6-1/2% Convertible Subordinated Debentures due 2003.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

              20.1 Press Release of the Registrant dated August 19, 1997 with respect to its second quarter earnings.

              20.2 Press Release of the Registrant dated August 19, 1997 with respect to the redemption of its 6-1/2% Convertible Subordinated Debentures due 2003.

                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       VARLEN CORPORATION
                                       (Registrant)



Dated: August 19, 1997                 By: /s/ Richard A. Nunemaker
                                            -------------------------------
                                       Name:     Richard A. Nunemaker
                                       Title:    Vice President, Finance and
                                                 Chief Financial Officer

                                  INDEX TO EXHIBITS

                                                               Sequentially
  Exhibit Number                 Exhibit                        Numbered Page
-------------------   -----------------------------------   -------------------
20.1                  Press Release of the Registrant
                      dated August 19, 1997 with respect
                      to its second quarter earnings.

20.2                  Press Release of the Registrant
                      dated August 19. 1997 with respect
                      to the redemption of its 6-1/2%
                      Convertible Subordinated Debentures
                      due 2003.